Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring Statement:         November 13, 2007

Issuer Name and Ticker or Trading Symbol:  AutoNation, Inc. (AN)

Designated Filer:                          Edward S. Lampert

Other Joint Filers:                        ESL Investments, Inc., RBS Partners,
                                           L.P. and ESL Partners, L.P.

Addresses:                                 The principal business address of
                                           each of the Joint Filers above is
                                           200 Greenwich Avenue,
                                           Greenwich, CT 06830.

Signatures:                                EDWARD S. LAMPERT

                                           /s/ Edward S. Lampert
                                           ----------------------------------
                                           Edward S. Lampert

                                           ESL INVESTMENTS, INC.
                                              By: /s/ Theodore W, Ullyot
                                                  ---------------------------
                                                  Name:  Theodore W. Ullyot
                                                  Title: EVP & General Counsel

                                           RBS PARTNERS, L.P.

                                           By:  ESL Investments, Inc., as its
                                                general partner

                                           By:  /s/ Theodore W, Ullyot
                                                ------------------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel

                                           ESL PARTNERS, L.P
..
                                           By:  RBS Partners, L.P., as its
                                                general partner

                                           By:  ESL Investments, Inc., as its
                                                general partner

                                             By:  /s/ Theodore W, Ullyot
                                                  ----------------------------
                                                  Name:  Theodore W. Ullyot
                                                  Title: EVP & General Counsel